EXHIBIT 32.1

                                  CERTIFICATION

      In connection with Amendment No. 1 to the annual report on Form 10-KSB (the "Report") of SiteWorks Building & Development Co. (the "Company") for the fiscal year ended December 31, 2005, I, Carl M. Nurse, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2006                           /s/ Carl M. Nurse
                                            ------------------------------------
                                            Carl M. Nurse
                                            Chief Executive Officer
                                            Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.